ACQUISITION OF ASSETS OF

VIRTUS CORE EQUITY FUND

a series of

Virtus Insight Trust

c/o VP Distributors, LLC

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

BY AND IN EXCHANGE FOR SHARES OF

VIRTUS GROWTH & INCOME FUND

a series of

Virtus Equity Trust

c/o VP Distributors, LLC

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

SUPPLEMENTAL INFORMATION DATED OCTOBER 1, 2012

TO THE

PROSPECTUS/PROXY STATEMENT DATED AUGUST 8, 2012

The following information is provided as a supplement to the disclosure contained in the current Prospectus/Proxy Statement dated August 8, 2012, as distributed to shareholders of Virtus Core Equity Fund (“Core Equity” or the “Fund”) on or about August 14, 2012.

Supplemental Expense Information

As currently disclosed, the information shown for Core Equity under “How do the Funds’ fees and expenses compare?” is based on the expenses for the 12-month period ended December 31, 2011. On July 20, 2012, Core Equity experienced a very large redemption which the Fund has since determined has caused its expense ratios to increase. Core Equity’s management believes that disclosure concerning the impact of this increase may be useful to Core Equity’s shareholders when considering the proposed merger. The tables below have been updated to reflect information for Core Equity and Growth & Income (pro forma) based on current expenses assuming assets remain at current levels for a 12-month period.

Fees and Expenses (as a percentage of average daily net assets)

	Core Equity Class A (adjusted to reflect higher expenses due to lower asset level)	Growth & Income Class A		Growth & Income (Pro Forma) Class A (adjusted to reflect higher expenses due to lower asset level)
Management Fees	0.70%	0.75%		0.75%
Distribution and Shareholder Servicing (12b-1) Fees(a)	0.25%	0.25%		0.25%
Other Expenses	0.42%	0.48%		0.41%
Total Annual Gross Fund Operating Expenses	1.37%	1.48	%(b)	1.41	%(c)
Contractual Expense Reimbursement	n/a	n/a		(0.16	%)(c)
Contractual Fee Waiver	n/a	n/a		(0.05	%)(d)
Total Annual Fund Operating Expenses After Contractual Expense Reimbursement and Contractual Fee Waiver	1.37%	1.48	%(b)	1.20%

Fees and Expenses (as a percentage of average daily net assets)

	Core Equity Class C (adjusted to reflect higher expenses due to lower asset level)	Growth & Income Class C		Growth & Income (Pro Forma) Class C (adjusted to reflect higher expenses due to lower asset level)
Management Fees	0.70%	0.75%		0.75%
Distribution and Shareholder Servicing (12b-1) Fees(a)	1.00%	1.00%		1.00%
Other Expenses	0.42%	0.48%		0.39%
Total Annual Fund Operating Expenses	2.12%	2.23	%(b)	2.16	%(c)
Contractual Expense Reimbursement	n/a	n/a		(0.16	%)(c)
Contractual Fee Waiver	n/a	n/a		(0.05	%)(d)
Total Annual Fund Operating Expenses After Contractual Fee Waiver	2.12%	2.23	%(b)	1.95%

Fees and Expenses (as a percentage of average daily net assets)

	Core Equity Class I (adjusted to reflect higher expenses due to lower asset level)		Growth & Income Class I		Growth & Income (Pro Forma) Class I (adjusted to reflect higher expenses due to lower asset level)
Management Fees	0.70%		0.75%		0.75%
Distribution and Shareholder Servicing (12b-1) Fees(a)	None		None		None
Shareholder Services Fee	0.05	%(e)	None		None
Other Expenses	0.42%		0.48%		0.39%
Total Annual Fund Operating Expenses	1.17%		1.23	%(b)	1.16	%(c)
Contractual Expense Reimbursement	n/a		n/a		(0.16	%)(c)
Contractual Fee Waiver	n/a		n/a		(0.05	%)(d)
Total Annual Fund Operating Expenses After Contractual Fee Waiver	1.17%		1.23	%(b)	0.95%

(a)	Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (“FINRA”).
(b)	The Adviser currently voluntarily limits the total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to 1.25% for Class A Shares, 2.00% for Class C Shares and 1.00% for Class I Shares, which levels do not include the contractual advisory fee waiver noted below.
(c)	Effective immediately upon completion of the Reorganization, for one year, the Adviser will contractually limit the total operating expenses (excluding interest, taxes, extraordinary expenses and acquired fund fees and expenses, if any) to 1.25% for Class A Shares, 2.00% for Class C Shares and 1.00% for Class I Shares, which levels do not include the contractual advisory fee waiver noted below. The Adviser currently voluntarily limits total operating expenses to these levels.
(d)	Effective immediately upon the completion of the Reorganization, the Adviser will contractually waive 0.05% of its advisory fee for one year.
(e)	Core Equity has a separate shareholder service fee plan for Class I shares, which is currently being voluntarily waived by the Distributor.

Special Meeting of Shareholders to Adjourn

The Special Meeting of Shareholders scheduled to be held on October 2, 2012, will be adjourned to allow for additional solicitation of votes, and will reconvene on Tuesday, October 16, 2012. Accordingly, the proposed Reorganization of Core Equity into Growth & Income has been postponed until on or about October 19, 2012. Core Equity reserves the right to adjourn the meeting one or more additional times and to further postpone the Reorganization without additional notice.

Update to Voting Requirements

The description of the quorum and voting requirements as appears in the Prospectus/Proxy Statement is updated and replaced with the following:

Thirty-three and one third percent (33 1/3%) of the outstanding voting shares of each Core Equity must be present in person or by proxy to constitute a quorum for the Meeting. Approval of the Plan will require the vote or written consent of the holders of a majority of the shares of each Core Equity outstanding and entitled to vote.

N-14 Core Equity Supplement (10/1/12)

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